Transamerica Occidental's Separate Account Fund B
                       Supplement Dated December 31, 2001
                         to Prospectus Dated May 1, 2001

Effective January 1, 2002, AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), replaced Transamerica Investment Management, LLC ("TIM") as the Fund's Investment Adviser, and TIM replaced Transamerica Investment Services, Inc., ("TIS"), as the Fund's Sub-Adviser. AEGON/Transamerica Advisers is an indirect wholly-owned subsidiary of AEGON N.V., as are TIM and TIS. AEGON/Transamerica Advisers also serves as investment adviser to the AEGON/Transamerica Series Fund, Inc., a registered open-end management company currently comprised of thirty-four (34) different portfolios which shares are offered to separate accounts of insurance companies to fund variable insurance products. AEGON/Transamerica Advisers is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

There has been no change in the advisory services provided to the Fund or in the Fund's managers as a result of this restructuring, and the restructuring does not otherwise involve a change in actual control or management of the Fund's Investment Adviser. There has been no change in fees paid the Investment Adviser by the Portfolios.